August 14, 2017 CUMULUS MEDIA INC. 2017 Second Quarter Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward- looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to continue regain compliance with the listing standards for our Class A common stock to continue to be listed for trading on the NASDAQ stock market; the write-off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

CUMULUS MEDIA INC. 2017 Second Quarter Earnings Call Presentation

• Second quarter results provide further evidence of financial inflection point • Net revenue increased year-over-year by 1.2%, despite tough market • Adjusted EBITDA grew 6.7%, for the first time in over three years(1) • Share gains achieved in every major ad channel, including Westwood One • Company currently pacing approximately flat for Q3, excluding political Key Highlights (1) Adjusted EBITDA still positive even when adjusting for items affecting comparability in Q2 2016

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution • PPM ratings share growth continued, marking seven straight quarters of outperformance • PPM ratings share growth converted into revenue share growth in Q2 • Following two quarters of growth, 4- Book ratings share declined in Spring 2017, driven entirely by six of 27 markets

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution • Be a LEADer has generated nearly 500 new advertisers and millions of incremental revenue • Positive sentiment facilitating recruitment of high-quality talent • Survey statistics remain compelling – 92% are proud to work at Cumulus and 91% believe Cumulus is changing for the better • Turnover statistics continue to beat internal goals

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution • Reduced expenses year-over-year while still funding critical series of investments • For the full year, expect contractual escalators will be meaningfully mitigated • Upcoming systems overhaul and establishment of formal revenue management function will provide future opportunity

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution 1. Talent 2. Training & Tools 3. Sales Analytics 4. Platform Growth Products & Tactics 5. Digital

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution

Foundational Initiatives Ratings Culture Operational Blocking & Tackling Sales Execution WESTWOOD ONE PODCASTS

• Revenue growth of 6.1% year-over-year • Adjusted EBITDA growth of 31.0% year- over-year • Benefit of a single leader driving strategy and execution across the platform • More mature go-to-market strategy and new business development effort • Fine-tuned stable of content partnerships focused on our key strengths Key Highlights

• Over-levered capital structure must be addressed to achieve the full potential of our assets • Exploring all available options with a focus on maintaining the momentum of the turnaround effort Continued focus on our debt level...

Second Quarter 2017 Financial Results See Press Release and 10-Q for More Detail www.cumulus.com/investors

APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited.

2nd Quarter 2017 Adjusted EBITDA Reconciliation Table The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended June 31, 2017 (dollars in thousands): Three Months Ended June 30, 2017 Radio Station Group Westwood One Corporate and Other Consolidated GAAP net income (loss) $ 46,803 $ 10,976 $ (52,107) $ 5,672 Income tax expense — — 7,234 7,234 Non-operating (income) expense, including net interest expense (1) 133 34,288 34,420 Local marketing agreement fees 2,713 — — 2,713 Depreciation and amortization 10,251 5,449 420 16,120 Stock-based compensation expense — — 530 530 Loss on sale of assets or stations 104 — — 104 Acquisition-related and restructuring costs — 384 83 467 Franchise and state taxes — — 140 140 Adjusted EBITDA $ 59,870 $ 16,942 $ (9,412) $ 67,400

2nd Quarter 2016 Adjusted EBITDA Reconciliation Table The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended June 31, 2016 (dollars in thousands): Three Months Ended June 30, 2016 Radio Station Group Westwood One Corporate and Other Consolidated GAAP net income (loss) $ 46,405 $ 887 $ (46,226) $ 1,066 Income tax expense — — 1,249 1,249 Non-operating expense, including net interest expense 17 63 34,270 34,350 Local marketing agreement fees 2,482 — — 2,482 Depreciation and amortization 13,538 8,894 537 22,969 Stock-based compensation expense — — 790 790 Gain on sale of assets or stations (3,121) — (25) (3,146) Impairment of intangible assets — 1,816 — 1,816 Acquisition-related and restructuring costs — 1,268 153 1,421 Franchise and state taxes — — 183 183 Adjusted EBITDA $ 59,321 $ 12,928 $ (9,069) $ 63,180